                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-1952) of XeTel Corporation of our report dated April 19, 1996 appearing on page 18 of this Annual Report on Form 10-K.



PRICE WATERHOUSE LLP

Austin, Texas
June 11, 1996